IMPORTANT NOTICE

SSgA Funds

SSgA Emerging Markets Fund

SSgA Clarion Real Estate Fund

Special Meeting of Shareholders Adjourned to May 16, 2014

April 14, 2014

Dear Shareholder:

The Special Meeting (the “Meeting”) of Shareholders of SSgA Funds (the “Trust”) originally scheduled for December 19, 2013 has been adjourned to May 16, 2014 with respect to the following matters (the “Current Proposals”):

SSgA Emerging Markets Fund — All Classes — Proposal 4 (relating to changing or eliminating certain fundamental investment restrictions);

SSgA Emerging Markets Fund — Institutional Class only — Proposal 3 (relating to adopting an Amended and Restated Rule 12b-1 Plan); and

SSgA Clarion Real Estate Fund — Proposal 3 (relating to adopting an Amended and Restated Rule 12b-1 Plan) and Proposal 4 (relating to changing or eliminating certain fundamental investment restrictions).

The adjourned session of the Meeting will be held on May 16, 2014 at 9:00 a.m. Eastern time at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

It is important that you vote your shares no matter the size of your investment. The Board of Trustees of SSgA Funds recommends that you vote “FOR” the proposals listed above.

The Meeting was called for the purposes described in the Trust’s Notice of Special Meeting of Shareholders and Proxy Statement dated November 1, 2013 (the “November Notice” and “November Proxy Statement,” respectively). Final action has been taken on most of the matters for which the Meeting was called. However, the Meeting has been adjourned to May 16, 2014 in order to provide additional opportunity for the solicitation of votes in favor of the remaining Current Proposals.

The original record date for the Meeting was October 31, 2013. Because of the amount of time that has past since that date, the Board of Trustees established a new record date of March 21, 2014 for the Current Proposals.

NEW SHAREHOLDERS:

If you have become a shareholder of any of the Funds listed above since October 31 – Copies of the November Notice and November Proxy Statement are enclosed with this letter, together with a proxy ballot or ballots relating to the Current Proposals.

SHAREHOLDERS AS OF OCTOBER 31:

If you were a shareholder on October 31, and have not become a new shareholder of any of the Funds listed above since October 31 — A proxy ballot or ballots relating to the Current Proposals are enclosed. Please consult the November Notice and November Proxy Statement with respect to the Current Proposals. If you would like another copy of the November Notice and the November Proxy Statement, please call 1-855-601-2251, and one will be provided free of charge. In addition, the November Proxy Statement is available online at www.proxyvote.com.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy ballot(s) or pursuant to your instructions previously submitted by telephone or through the internet.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy ballot(s) or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy ballot(s).

IF YOU DID NOT PREVIOUSLY VOTE YOUR SHARES, your broker or other financial intermediary may nonetheless have represented you at the Meeting, without voting on the Current Proposals. In that case, your shares will continue to be considered present at the adjourned session of the Meeting, based on your holdings as of the record date for the adjourned session of the Meeting. Your deemed presence at the Meeting will have the effect of a vote against the Current Proposals, unless you submit the enclosed proxy ballot(s) voting in favor of the Current Proposals. It is important that you cast your vote at the adjourned session of the Meeting or using one of the voting options described below if you do not intend to vote against the Current Proposals.

The information in this letter amends the November Proxy Statement and supplements any other information about the Meeting previously delivered to you (this letter and the November Proxy Statement together are referred to in this letter as the “Proxy Statement”). A Notice of Adjourned Session of Special Meeting of Shareholders accompanies this letter.

Please read the Proxy Statement carefully for information concerning the Current Proposals to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement (copies of those instructions are also provided on that website), or by signing, voting and returning your proxy ballot(s) in the postage paid envelope. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting.

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy ballot(s) or by calling the Trust’s proxy solicitor for the Meeting at 1-855-601-2251. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

As of the close of business on March 21, 2014, the record date for voting on the Current Proposals, 37,938,664.18 shares of Institutional Class shares of SSgA Emerging Markets Fund were outstanding, 48,180,866.70 shares of SSgA Emerging Markets Fund (all share classes) were outstanding and 3,140,629.63 shares of SSgA Clarion Real Estate Fund were outstanding. As of such date, the trustees and officers of the Trust as a group owned less than 1% of the shares of any share class of SSgA Emerging Markets Fund and SSgA Clarion Real Estate Fund. As of such date, no person was known by the Trust to own beneficially or of record 5% or more of any class of shares of SSgA Emerging Markets Fund and SSgA Clarion Real Estate Fund, except as shown on Appendix 1 to this letter.

To the extent the information in the November Notice and the November Proxy Statement has not been amended by this letter or the accompanying Notice of Adjourned Session of Special Meeting of Shareholders, such information remains applicable to this solicitation of proxies and the Meeting.

Remember, your vote counts. Please vote today.

Thank you for your prompt attention to this matter.

Sincerely,

SSgA Funds

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for May 16, 2014

NOTICE IS HEREBY GIVEN of an adjourned session of the special meeting of the shareholders of SSgA Funds (“SSgA Funds” or the “Trust”) to be held at 9:00 a.m., Eastern time, on May 16, 2014 at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.The special meeting was originally scheduled for December 19, 2013.

The following matters (the “Current Proposals”) will be considered:

SSgA Emerging Markets Fund — All Classes — A proposal to change or eliminate certain fundamental investment restrictions (Proposal 4 in the proxy statement);

SSgA Emerging Markets Fund — Institutional Class only — A proposal to approve an Amended and Restated Rule 12b-1 Plan (Proposal 3 in the proxy statement); and

SSgA Clarion Real Estate Fund — A proposal to approve an Amended and Restated Rule 12b-1 Plan (Proposal 3 in the proxy statement) and a proposal to change or eliminate certain fundamental investment restrictions (Proposal 4 in the proxy statement).

It is important that you vote your shares no matter the size of your investment. The Board unanimously recommends that you vote “FOR” the Current Proposals.

Shareholders of record as of the close of business on March 21, 2014 are entitled to notice of, and to vote or provide voting instructions at, the adjourned session of the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Current Proposals to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement (copies of those instructions are also provided on that website), or by signing, voting and returning your proxy ballot(s) in the postage paid envelope. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting.

By Order of the Board of Trustees,

David K. James, Secretary, SSgA Funds

Appendix 1

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of the Record Date, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Number of Shares	Percentage of Ownership
SSgA Emerging Markets Fund – Institutional Class	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281	11,786,386.86	31.07%
	Charles Schwab & Co Inc Special Cust A/C FBO our customers mutual funds 101 Montgomery Street, San Francisco, CA 94104-4151	8,179,005.18	21.56%
	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226, Omaha, NE 68103-2226	4,303,647.31	11.34%
	Assetmark Trust Co FBO Assetmark Inc and mutual clients & FBO other custodian clients 3200 N Central Ave Fl 6 Phoenix, AZ 85012-2403	4,295,092.31	11.32%
	Pershing LLC 1 Pershing PLZ, Jersey City, NJ 07399-0001	4,213,241.12	11.11%

SSgA Emerging Markets Fund – Select Class	MAC & Co, A/C MBBF0000282, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198	2,716,999.32	26.53%
	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226	2,514,234.62	24.55%
	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281	1,579,376.92	15.42%

SSgA Clarion Real Estate Fund	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive, Oaks, PA 19456-9989	772,325.24	24.59%
	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281	745,446.99	23.74%
	Charles Schwab & Co Inc Special Cust A/C FBO our customers mutual funds 101 Montgomery Street, San Francisco, CA 94104-4151	547,753.43	17.44%
	Pershing LLC 1 Pershing PLZ, Jersey City, NJ 07399-0001	262,403.88	8.36%
	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226, Omaha, NE 68103-2226	161,744.39	5.15%